UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Report: November 24, 2004
                                 -------------------


                          INTERNATIONAL WIRELESS, INC.
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             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045               36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
Of Incorporation)                                          Identification No.)


                               22 Mound Park Drive
                             Springboro, Ohio 45066
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (937) 748-4217
                                                         ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant inder any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to  Rule 425 under  the Section Act  (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule  14a-12 under the Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS OPERATIONS

ITEM 1.02 TERMINATION OF A METRIAL DEFINITIVE AGREEMENT.

     On November 17, 2004, the Registrant entered into an Acquisition Agreement to purchase Ohio Mulch Supply, Inc. of 2140 Advanced Avenue, Columbus, Ohio, a Ohio corporation, (hereinafter "Ohio Mulch") for One Million (1,000,000) Shares of the common stock of the Registrant, subject to certain adjustments, plus Four Million ($4,000,000) US Dollars.

     The parties were in the process of completing their required due dilligence, including obtaining all necessary authorizations and approvals from their Board of Directors and/or stockholders where required for the consumation of the transactions prior to closing. Closing was set to take place on or before February 17, 2005 at the office of Ohio Mulch.

     As of December 28, 2004, all negotiations between the parties terminated, and as a result, the above contemplated transaction whereby the Registrant was to acquire Ohio Mulch will not take place.


SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

     On December 28, 2004 the Registrant issued a press release announcing that it has developed a new composting technology for the production of fertilizer in an earth-friendly and environmentally safe manner. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

This Other Events  contains  forward-looking  information  within the meaning of
Section 21E of the Securities Exchange Act of 1934, including statements regarding any potential sales of products as well as statements that include the words "believes," "expects," "anticipates," or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Registrant to differ materially from those implied or expressed by such forward-looking statements.

On December 28, 2004 the Restrant announced that it has developed a new composting technology for the production of fertilizer in an earth-friendly and environmentally safe manner.

The Registrant's new technology enables the composting of a wide range of materials in a fraction of the time previously required by nature. Using advanced monitoring and systems regulation technology, the Registrant's invention enables the industrial manufacture of fertilizer from common sources of waste in a timely and cost-effective manner.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

          Exhibits:

               Exhibit No.   Document Description
               -----------   ---------------------
                  99.1       Press Release dated December 28, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 3, 2005                            Heartland, Inc.
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                                                   (Registrant)

                                                    /s/  Trent Sommerville
                                                   ----------------------------
                                                    Trent Sommerville, CEO

                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                    Jerry Gruenbaum, Secretary